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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 12, 2002


                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                    0-23223                  06-1331400
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   (State or other                 (Commission               (IRS Employer
    jurisdiction of                File Number)            Identification No.)
    incorporation)


                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5.   Other Events and Regulation FD Disclosure.

On March 12, 2002, the Registrant issued a press release announcing that it has entered into a drug target discovery and validation agreement with Alexion Pharmaceuticals, Inc. that is initially focused in oncology, but may be expanded to include additional disease areas. This multi-year agreement will enable each company to leverage the other's respective expertise to discover and validate novel biologic and small molecule targets for use in developing pharmaceutical products. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On March 13, 2002, the Registrant issued a press release announcing that it has entered into a formal relationship with Sequenom, Inc. ("Sequenom") for the purpose of rapidly determining the biological context of disease-associated genes through the application of population genetics and proteomics. Sequenom will identify high-impact genes associated with human diseases using its pioneering population genetics approach. The Registrant will apply its platform of proteomic technologies to further enhance candidate disease genes identified by Sequenom and to identify potential therapeutic intervention points by examining networks of protein interactions within important disease-related pathways. The Registrant will also enhance its own targets using Sequenom `s single nucleotide polymorphism (SNP) technologies and population genetics approach. The Companies expect that this collaborative research will further enable the identification and validation of key targets for drug discovery. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.2.

Item 7.   Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number                      Description
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    99.1              Press release of Registrant dated March 12, 2002.

    99.2              Press release of Registrant dated March 13, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CURAGEN CORPORATION
                                     (Registrant)



Date: March 13, 2002                 By:     /s/ David M. Wurzer
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                                     Name:   David M. Wurzer
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

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